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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): December 23, 1996





                           RENAISSANCERE HOLDINGS LTD.
               (Exact name of registrant as specified in charter)




         BERMUDA                    34-0-26512                   98-013-8020
(State or other jurisdiction        (Commission                 (IRS Employer
     of incorporation)              File Number)             Identification No.)



RENAISSANCE HOUSE, 8-12 EAST BROADWAY                               HM 19
PEMBROKE, BERMUDA                                                 (Zip Code)
(Address of principal executive offices)



Registrant's telephone number, including area code:  (441) 295-4513





                                 NOT APPLICABLE
          (Former name or former address, if changed from last report)



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Item 5.  OTHER EVENTS

         On December 23, 1996, RenaissanceRe Holdings Ltd. (the "Company") issued a press release announcing that the shareholders of the Company, at a Special General Meeting held on December 23, 1996, had voted to expand the Company's Board of Directors to eleven members from nine members (including one vacancy), had approved the issuance of diluted voting common shares, two new series of capital shares of the Company, and had approved certain corporate governance changes. In connection therewith, Stanley Lapidus, John C. Sweeney and David A. Tanner were duly appointed and qualified, and commenced serving on the Board, effective December 23, 1996, and the Company adopted Amended and Restated Bye-laws, in the form attached hereto as Exhibit 3.1 and incorporated by reference herein.

         Subsequently on December 23, 1996, the Company (i) issued to Trustees of General Electric Pension Trust 2,826,650 of the Company's Diluted Voting Class I Common Shares, par value $1.00 per share ("DVI Shares"), in exchange for cancellation of an equal number of the Company's full voting Common Shares, par value $1.00 per share (the "Full Voting Common Shares"), and (ii) issued to GE Investment Private Placement Partners I, Limited Partnership 1,372,541 DVI Shares and 1,454,109 shares of the Company's Diluted Voting Class II Common Shares, par value $1.00 per share (which, together with the Full Voting Common Shares and the DVI Shares, are referred to herein as the "Common Shares"), in exchange for cancellation of 2,826,650 Full Voting Common Shares.

         Additionally on December 23, 1996, the Company issued a press release announcing that it had commenced a tender offer (the "Tender Offer") to purchase up to 813,190 Common Shares at a price of $34.50 per share for an aggregate price of up to approximately $28.06 million. The Tender Offer will be made only on the terms and subject to the conditions set forth in the Company's definitive tender offer materials, which were filed with the Securities and Exchange Commission on December 23, 1996 and first mailed to shareholders on or about December 23, 1996. The Tender Offer will expire on January 22, 1997, unless extended.

         The press releases referred to above are included herewith as Exhibits
99.1 and 99.2, respectively, and are each incorporated by reference herein.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits:

             3.1 Amended and Restated Bye-laws of the Company, adopted December 23, 1996.

             99.1 Press Release issued by the Company, dated December 23, 1996.

             99.2 Press Release issued by the Company, dated December 23, 1996.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   RENAISSANCERE HOLDINGS LTD.



                                   /s/ Keith S. Hynes
                                   -----------------------------------------
                                   Name:  Keith S. Hynes
                                   Title: Senior Vice President
                                          and Chief Financial Officer

January 7, 1997



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                                  EXHIBIT INDEX

Exhibit
-------
 3.1        Amended and Restated Bye-laws of the Company, adopted December
            23, 1996.

99.1        Press Release of the Company, dated December 23, 1996.

99.2        Press Release of the Company, dated December 23, 1996.